Advisors Disciplined Trust 2073

Supplement to the Prospectus

US Concrete, Inc. has been acquired in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Building America Strategy Portfolio, CDA Series 2021-2Q, will no longer include shares of US Concrete, Inc.

Supplement Dated: August 26, 2021